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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended Quarterly Report on Form 10-QSB of Summit Brokerage Services, Inc. (the "COMPANY"), for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Marshall T. Leeds, Chairman and Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marshall T. Leeds
-------------------------------------
Marshall T. Leeds
Chairman and Chief Executive Officer

Dated: February 6, 2004

A signed original of this written statement required by Section 906 has been provided to Summit Brokerage Services, Inc. and will be retained by Summit Brokerage Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.